UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20552
FORM 8-K
CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 22, 2008
WSB HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
	Delaware						26-1219088
	(State or other jurisdiction			       (IRS Employer
	of incorporation)				       Identification No.)
4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716
(Address of principal executive offices)
Registrants telephone number, including area code
(301) 352-3120
		Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 21, 2008, WSB Holdings, Inc., the parent company of Washington Savings Bank, F.S.B. (the "Bank"), issued a press release announcing that its Board of Directors has authorized the Company to repurchase from time o time up to $1,000,000 of
the Company's common stock.   A copy of the press release is
furnished as Exhibit 99.1 hereto.



SIGNATURE
	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
	WSB Holdings, Inc.
	(Registrant)
	 /s/Randall M. Robey
	 Randall M. Robey
	 Chief Financial Officer


Date: May 22, 2008



Exhibit Index

Press Release dated May 21, 2008